Exhibit 99.1

UpHealth Annual Meeting Delayed to Allow Delaware Court of Chancery to Hear Full Case Brought by Creditor and Dissident Director

Court Will Hear the Full Case, Including Evidence About Plaintiffs’ Scheme to Exert Improper Control over UpHealth

All Current Directors to Remain in Office

Shareholders Do Not Need to Take Any Action at This Time

DELRAY BEACH, Fla., June 27, 2022 (GLOBE NEWSWIRE) — UpHealth, Inc. (NYSE: UPH) (“UpHealth” or the “Company”) today issued the following statement regarding the Delaware Court of Chancery’s ruling in advance of the Company’s Annual Stockholders Meeting (the “Annual Meeting”):

“We welcome last week’s Delaware Court of Chancery ruling, which delays the current Annual Meeting to a later date to allow the Court to review all relevant materials and proceed with the trial on the limited issue of the change in quorum announced on May 31, 2022. We note that, in its ruling preliminarily enjoining the Annual Meeting, the Court stated that it “do[es] not doubt the defendants’ good faith.”

We believe the actions by the plaintiffs, Dr. Chirinjeev Kathuria and Jeffery Bray, and by their group of aligned supporters, including Dr. Mariya Pylypiv, (the “Conflicted Group”), are a self-serving attempt to wield outsized influence over the future direction of UpHealth by inhibiting the Company’s proper governance. We note that plaintiff, Mr. Bray, is a creditor of UpHealth and has been seeking to be paid more than $17 million, and that co-plaintiff Dr. Kathuria appears to be trying to gain control of UpHealth without paying a premium to shareholders. Dr. Kathuria and Dr. Pylypiv, among others, organized the Conflicted Group, and it further appears, failed to make appropriate public disclosures of their intentions.

The plaintiffs sought an order affirming Dr. Kathuria’s unilateral right as Co-Chairman of the Board to call a Special Meeting of Shareholders to further his own agenda. Noting that there was no “pattern of behavior … that one co-chair can unilaterally override the other,” the Court determined that the plaintiffs were not reasonably likely to prevail on this point. To ensure the proper functioning of the Board, as previously announced, the Board has now appointed a single Non-Executive Chairman and removed Dr. Kathuria from the role of Co-Chairman.

The Company is confident that the defendant directors will demonstrate at trial the propriety of all of their actions, including in modifying the quorum requirements for the Company’s Annual Meeting to enfranchise all shareholders. The defendant directors are committed to continuing to act vigorously to protect the interests of all shareholders. Furthermore, the Company reserves all of its rights to pursue claims against any member of the Conflicted Group for not acting in the best interests of the Company, inappropriate disclosure of confidential materials, and violation of their fiduciary duties as Directors and as Executives in the company.

Despite the Conflicted Group’s repeated attempts to discourage voting at the Annual Meeting, more than 75% of the shares that were not owned by members of the Conflicted Group had submitted proxies as of the close of business on Friday, June 24.

The Company sincerely thanks the shareholders for demonstrating overwhelming support for the Board’s recommendations. The Company is confident that in due course UpHealth shareholders will have the opportunity to meaningfully influence the direction of the Company and that the voice of all shareholders will be heard.

The Company’s 2022 Annual Meeting of Stockholders, previously scheduled for June 28, has been delayed to a later date to allow the Delaware Court of Chancery the opportunity to hear the full evidence regarding plaintiffs’ challenge to the Company’s quorum change.

Shareholders do not need to take any action at this time, and there will be no immediate change to the composition of the Company’s Board of Directors. The Company intends to provide further updates to shareholders as developments warrant.

About UpHealth

UpHealth is a global digital health company that delivers digital-first technology, infrastructure, and services to dramatically improve how healthcare is delivered and managed. UpHealth’s solutions holistically enable clients to deliver on their affordability, access, quality, outcomes, and patient experience goals. UpHealth’s technology platform helps its clients improve access, coordinate care teams, and achieve better patient outcomes at lower cost, with care management solutions, analytics, and telehealth tools that serve patients wherever they are, in their native language. Additionally, UpHealth’s technology-enabled virtual care infrastructure and services improves access to quality primary and acute care, behavioral health, and pharmacy services. UpHealth’s clients include health plans, global governments, healthcare providers and community-based organizations.

For more information, please visit https://uphealthinc.com and follow us at @UpHealthInc on Twitter and UpHealth Inc on LinkedIn.

Additional Information and Where to Find It

In connection with the 2022 annual meeting of stockholders and the matters noticed for the 2022 annual meeting of stockholders in the definitive proxy statement on Schedule 14A filed with the SEC on May 31, 2022 (the “Proxy Statement”), the Company has filed with the SEC and mailed the Proxy Statement to its stockholders. This press release does not contain all the information that should be considered in respect of the matters noticed for the 2022 annual meeting of stockholders in the Proxy Statement, and additional information is described in the Proxy Statement. The Proxy Statement and other relevant materials for the 2022 annual meeting of stockholders has been mailed to stockholders of the Company as of a record date established for voting at the 2022 annual meeting of stockholders.

Stockholders may also obtain a copy of the Proxy Statement, as well as other documents filed by the Company with the SEC without charge, at the SEC’s website located at www.sec.gov.

Certain Information Regarding Participants

The Company and its respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from the Company’s stockholders in respect of the matters noticed for the 2022 annual meeting of stockholders in the Company’s Proxy Statement. Information regarding the Company’s directors and executive officers is available in the Proxy Statement.

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the matters noticed for the 2022 annual meeting of stockholders in the Proxy Statement.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, the 2022 annual meeting of stockholders and ongoing litigation involving the directors. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this communication are based on certain assumptions and analyses made by the management of UpHealth in light of their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on UpHealth as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting UpHealth will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including uncertainty regarding the outcome of litigation. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

Contact Information

Martin Beck

Chief Financial Officer

IR@uphealthinc.com

Paul Schulman

Morrow Sodali LLC

(800) 622-5200 or (203) 658-9400

UPH@investor.morrowsodali.com

Edna Johnson

Chief Communications Officer

mediarelations@uphealthinc.com